SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): September 25, 1998.


                     WILSHIRE MORTGAGE FUNDING COMPANY IV, INC.
          Wilshire Mortgage Funding Company VI, Inc., a Delaware Corporation, its successors and permitted assigns, as Unaffiliated Seller (the "Unaffiliated Seller"), Wilshire Servicing Corporation, a Delaware corporation ("WSC"), its successors and permitted assigns, as Servicer (the "Servicer"), Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, as Depositor (the "Depositor"), and Bankers Trust Company of California, N.A., a national banking association chartered under the laws of the United States, its successors and permitted assigns, as Trustee (the "Trustee") and as Back-up Servicer (the "Back-up Servicer") under the Pooling and Servicing Agreement, dated as of June 1, 1998, providing for the issuance of the Wilshire Funding Corporation Mortgage Backed Certificates, Series 1998-WFC2.)


          WILSHIRE FUNDING CORPORATION MORTGAGE BACKED CERTIFICATES,
                               SERIES 1998-WFC2.
              (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

           333-33807                      13-3320910
          (Commission File Number)        (I.R.S. Employer Identification No.)


          11 MADISON AVENUE
          NEW YORK, NEW YORK                           10010
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 325-2000


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)


          Monthly Report to Certificateholders as to distributions made on September 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1998.


          Date:  January 21, 1999       By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX


          DOCUMENT:


          Monthly Report to Certificateholders as to distributions made on September 25, 1998.



Wilshire Funding Corporation
Mortgage Backed Certificates
Series 1998- WFC2

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

        Reg Int 22,692,783.00  21,905,315.40     109,190.36     285,664.08
>394,854.44           0.00           0.00  21,619,651.32
        Reg Int 12,059,818.00  12,032,320.04      59,976.92      13,710.31
> 73,687.23           0.00           0.00  12,018,609.73
        Reg Int 11,255,830.00  11,230,165.24      55,978.46      12,796.28
> 68,774.74           0.00           0.00  11,217,368.96
        Reg Int  8,843,866.00   8,823,700.83      43,983.07      10,054.22
> 54,037.29           0.00           0.00   8,813,646.61
        Reg Int 33,552,979.00  32,901,844.82     219,691.51     558,186.15
>777,877.66           0.00           0.00  32,343,658.67
        Reg Int 40,232,784.00  39,352,680.61     300,168.58     546,590.62
>846,759.20           0.00           0.00  38,806,089.99
        Reg Int 20,099,697.00  20,053,867.07      99,961.54      22,850.51
>122,812.05           0.00           0.00  20,031,016.56
        Reg Int  3,215,951.00   3,208,618.22      15,993.84       3,656.08
> 19,649.92           0.00           0.00   3,204,962.14
        Reg Int  8,843,869.30   8,823,704.12      43,983.09      10,054.23
> 54,037.32           0.00           0.00   8,813,649.89
        R-I              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00

TOTALS         160,797,577.30 158,332,216.35     948,927.37   1,463,562.48   2,
>412,489.85           0.00           0.00 156,868,653.87

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

        Reg Int A                 965.298765       4.811678      12.588323
> 17.400001     952.710442       5.981582%          NA
        Reg Int B                 997.719869       4.973286       1.136859
>  6.110144     996.583011       5.981582%          NA
        Reg Int C                 997.719870       4.973286       1.136858
>  6.110144     996.583012       5.981582%          NA
        Reg Int D                 997.719869       4.973285       1.136858
>  6.110143     996.583011       5.981582%          NA
        Reg Int E                 980.593849       6.547601      16.635964
> 23.183565     963.957885       8.012615%          NA
        Reg Int F                 978.124721       7.460796      13.585702
> 21.046498     964.539018       9.153183%          NA
        Reg Int G                 997.719870       4.973286       1.136858
>  6.110144     996.583011       5.981582%          NA
        Reg Int H                 997.719872       4.973285       1.136858
>  6.110143     996.583014       5.981582%          NA
        Reg Int I                 997.719869       4.973286       1.136859
>  6.110145     996.583010       5.981582%          NA
        R-I                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%          NA

SELLER:                       Wilshire Mortgage Funding Company VI, Inc.   ADMI
>NISTRATOR:                Jennifer Bohannon
SERVICER:                     Wilshire Servicing Corporation
>                          Bankers Trust Company
LEAD UNDERWRITER:             Credit Suisse First Boston Mortgage Securitie
>                           3 Park Plaza
RECORD DATE:                   July 31, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            August 25, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 3
>                            (c) COPYRIGHT 1998 Bankers Trust Company
Wilshire Funding Corporation
Mortgage Backed Certificates
Series 1998- WFC2

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

        A-I     22,692,783.00  21,905,315.40     109,190.36     285,664.08
>394,854.44           0.00           0.00  21,619,651.32
        A-II    33,552,979.00  32,901,844.82     219,691.51     558,186.15
>777,877.66           0.00           0.00  32,343,658.67
        A-III   40,232,784.00  39,352,680.61     229,557.30     546,590.62
>776,147.92           0.00           0.00  38,806,089.99
        IO(*)  119,794,194.00 117,422,326.11      70,611.28           0.00
> 70,611.28           0.00           0.00 116,005,378.67
        M-1     12,059,818.00  12,032,320.04      59,976.92      13,710.31
> 73,687.23           0.00           0.00  12,018,609.73
        M-2     11,255,830.00  11,230,165.24      55,978.46      12,796.28
> 68,774.74           0.00           0.00  11,217,368.96
        M-3      8,843,866.00   8,823,700.83      43,983.07      10,054.22
> 54,037.29           0.00           0.00   8,813,646.61
        B-1     20,099,697.00  20,053,867.07      99,961.54      22,850.51
>122,812.05           0.00           0.00  20,031,016.56
        B-2      3,215,951.00   3,208,618.22      15,993.84       3,656.08
> 19,649.92           0.00           0.00   3,204,962.14
        B-3      8,843,869.30   8,823,704.12      43,983.09      10,054.23
> 54,037.32           0.00           0.00   8,813,649.89
        R-II             0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00

TOTALS         160,797,577.30 158,332,216.35     948,927.37   1,463,562.48   2,
>412,489.85           0.00           0.00 156,868,653.87
(*) Represents Notional Balance
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

        A-I    22540AGQ5          965.298765       4.811678      12.588323
> 17.400001     952.710442       5.981582%          NA
        A-II   22540AGR3          980.593849       6.547601      16.635964
> 23.183565     963.957885       8.012615%          NA
        A-III  22540AGS1          978.124721       5.705727      13.585702
> 19.291430     964.539018       7.000000%          NA
        IO(*)                     980.200477       0.589438       0.000000
>  0.589438     968.372296       0.721613%          NA
        M-1    22540AGU6          997.719869       4.973286       1.136859
>  6.110144     996.583011       5.981582%          NA
        M-2    22540AGV4          997.719870       4.973286       1.136858
>  6.110144     996.583012       5.981582%          NA
        M-3    22540AGW2          997.719869       4.973285       1.136858
>  6.110143     996.583011       5.981582%          NA
        B-1    22540AGX0          997.719870       4.973286       1.136858
>  6.110144     996.583011       5.981582%          NA
        B-2    22540AGY8          997.719872       4.973285       1.136858
>  6.110143     996.583014       5.981582%          NA
        B-3    22540AGZ5          997.719869       4.973286       1.136859
>  6.110145     996.583010       5.981582%          NA
        R-II                        0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%          NA

SELLER:                       Wilshire Mortgage Funding Company VI, Inc.   ADMI
>NISTRATOR:                Jennifer Bohannon
SERVICER:                     Wilshire Servicing Corporation
>                          Bankers Trust Company
LEAD UNDERWRITER:             Credit Suisse First Boston Mortgage Securitie
>                           3 Park Plaza
RECORD DATE:                   July 31, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            August 25, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 2 of 3
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                       Wilshire Funding Corpor
>ation

>                                                       Mortgage Backed Certifi
>cates

>                                                        Series 1998- WFC2


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  August 25, 1998


>                                                       DELINQUENCY ADVANCES FO
>R DISTRIBUTION DATE:

>                                                             INTEREST:
>                                                                    802,292.51
>

>                                                             PRINCIPAL:
>                                                                    213,608.99
>


>                                                       UNREIMBURSED DELINQUENC
>Y ADVANCES REMAINING AFTER DISTRIBUTION DATE:                             0.00
>


>                                                        UNREIMBURSED SERVICING
>ADVANCES REMAINING AFTER DISTRIBUTION DATE:                               0.00
>
>                                                        DELINQUENT LOAN
>                        31-60      61-90        91 +

>                                                        INFORMATION:
>                         DAYS       DAYS        DAYS                     TOTAL
>

>                                                        PRINCIPAL BALANCE (*)
>             12,373,823.66 5,312,105.17 172,519,400.81          20,205,329.64
>

>                                                        NUMBER OF LOANS (*)
>                             110          54          31                   195
>

>                                                       FORECLOSURE LOAN INFORM
>ATION:

>                                                        PRINCIPAL BALANCE
>                                                                  4,633,640.59
>

>                                                        NUMBER OF LOANS
>                                                                            35
>

>                                                       BANKRUPTCY LOAN INFORMA
>TION:

>                                                        PRINCIPAL BALANCE
>                                                                          0.00
>

>                                                        NUMBER OF LOANS
>                                                                             0
>

>                                                        REO LOAN INFORMATION:
>

>                                                        PRINCIPAL BALANCE
>                                                                          0.00
>

>                                                        NUMBER OF LOANS
>                                                                             0
>


>                                                       BOOK VALUE PRINCIPAL BA
>LANCE OF REO LOANS:                                                    #N/A


>                                                        PRINCIPAL PREPAYMENTS
>                                                                   1,166,713.7
>

>                                                       SUBSTITUTION AMOUNTS OR
> REPURCHASE AMOUNTS                                                       0.00
>

>                                                       OTHER UNSCHEDULED RECOV
>ERIES                                                                     0.00
>


>                                                       ENDING MORTGAGE LOAN PR
>INCIPAL BALANCE                                                 156,868,653.87
>

>                                                        ENNG LOAN COUNT
>                                                                         1,145
>
>                                                       (*) Exclusive of Bankru
>ptcies, Foreclosures and REOs.

>
>                          Page 3 of 3                     (c) COPYRIGHT 1998 B
>
ankers Trust Company